UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 28, 2005

PolyOne Corporation

(Exact Name of Registrant as Specified in Charter)

Ohio	1-16091	34-1730488

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

PolyOne Center, 33587 Walker Rd.
Avon Lake, Ohio 44012
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:
(440) 930-1000

N/A

(Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

      In light of William F. Patient’s exceptional dedication and commitment to PolyOne Corporation as Chairman of PolyOne’s Board of Directors, on March 28, 2005, PolyOne’s Compensation and Governance Committee (the “Committee”) approved an award of 10,000 shares of Common Stock of the Company, par value $0.01 per share (“Common Shares”), to be granted to Mr. Patient on March 29, 2005. The award of Common Shares was made pursuant to PolyOne’s 1999 Incentive Stock Plan. A copy of the Notice of Award relating to the grant of Common Shares is attached as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number	Description
10.1	Notice of Award, dated March 29, 2005.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2005

POLYONE CORPORATION
By:	/s/ Wendy C. Shiba
	Name:	Wendy C. Shiba
	Title:	Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Notice of Award, dated March 29, 2005.